                                                                    EXHIBIT 99



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of the Cole National Corporation 401(k) Plan for Employees of Pearle Vision Centers (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Cole National Corporation, the sponsor of the Plan, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Plan as of the dates and for the periods expressed in the Report.

     A signed original of this written statement required by Section 906 has been provided to Cole National Corporation and will be retained by Cole National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  June 26, 2003
                                   COLE NATIONAL CORPORATION
                                   401(k) PLAN INVESTMENT COMMITTEE

                                   /s/ Lawrence E. Hyatt
                                   ---------------------------------------------
                                   Name:  Lawrence E. Hyatt
                                   Title: Member of Cole National
                                          Corporation 401(k) Plan Investment
                                          Committee and Chief Financial Officer
                                          of Cole National Group, Inc., the
                                          Plan Sponsor